                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                           CORE MATERIALS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                           CORE MATERIALS CORPORATION

                              800 Manor Park Drive
                              Columbus, Ohio 43228
                                 (614) 870-5000

                                                                  August 6, 2002

Dear Stockholder:

     You are cordially invited to attend a special meeting of stockholders of Core Materials Corporation (the "Company") to be held at our corporate headquarters, 800 Manor Park Drive, Columbus, Ohio 43228, on August 28, 2002, at 9:00 a.m., Eastern Standard Time. As described in the attached Notice of Special Meeting of Stockholders and Proxy Statement, the stockholders will vote at the special meeting upon a proposal to change the Company's name from Core Materials Corporation to Core Molding Technologies, Inc.

     Since it is important that your shares be represented at this meeting whether or not you plan to attend in person, please indicate on the enclosed proxy your decision about how you wish to vote and sign, date and return the proxy promptly in the envelope provided.

                                          Sincerely,

                                          Malcolm M. Prine
                                          Chairman of the Board

                           CORE MATERIALS CORPORATION
                              800 MANOR PARK DRIVE
                              COLUMBUS, OHIO 43228
                                 (614) 870-5000
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 28, 2002
                            ------------------------

TO OUR STOCKHOLDERS:

     Notice is hereby given that Core Materials Corporation (the "Company") will hold a special meeting of stockholders (the "Special Meeting") on August 28, 2002 at 9:00 a.m., Eastern Standard Time, at its corporate headquarters, 800 Manor Park Drive, Columbus, Ohio 43228, for the following purposes:

     1. to consider and vote upon a proposal to amend the Company's Certificate of Incorporation to change the name of the Company to Core Molding Technologies, Inc.; and

     2. to consider and act upon such other business as may properly come before the Special Meeting and any adjournments or postponements of the meeting.

     The foregoing matters are described in more detail in the Proxy Statement, which is attached to this notice. Only stockholders of record at the close of business on July 29, 2002, the record date, are entitled to receive notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

     We desire to have maximum representation at the Special Meeting and respectfully request that you date, execute and promptly mail the enclosed proxy in the postage-paid envelope provided. You may revoke a proxy by notice in writing to the Secretary of the Company at any time prior to its use.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Kevin L. Barnett
                                          Vice President, Secretary, Treasurer &
                                          Chief Financial Officer

Dated: August 6, 2002

                           CORE MATERIALS CORPORATION
                              800 MANOR PARK DRIVE
                              COLUMBUS, OHIO 43228
                                 (614) 870-5000
                            ------------------------

                                PROXY STATEMENT
                                    FOR THE
                        SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 28, 2002
                            ------------------------

To Our Stockholders:

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Core Materials Corporation (the "Company"), for use at a special meeting of stockholders (the "Special Meeting") of the Company to be held on Wednesday, August 28, 2002, at its corporate headquarters, 800 Manor Park Drive, Columbus, Ohio 43228 at 9:00 a.m. Eastern Standard Time, and at any adjournment thereof. The Company is holding this Special Meeting for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

     The Company is first sending this Proxy Statement, the accompanying proxy card and the Notice of Special Meeting of Stockholders to its stockholders on or about August 6, 2002.

     The principal executive offices of the Company are located at 800 Manor Park Drive, Columbus, Ohio 43228.

                              GENERAL INFORMATION

SOLICITATION

     The Board of Directors of the Company is soliciting the enclosed proxy. In addition to the use of the mail, directors, officers and employees of the Company may solicit proxies, personally or by telephone. The Company will not pay its directors, officers or employees any additional compensation for any proxy solicitation undertaken by them.

     In addition, the Company's stock transfer agent, American Stock Transfer & Trust Co., New York, New York, will conduct proxy solicitations on behalf of the Company. The Company will reimburse American Stock Transfer & Trust Co. for reasonable expenses incurred by it in connection with the solicitation. The Company also will make arrangements with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy solicitation material to beneficial owners of the common stock of the Company. The Company will reimburse those brokerage firms, custodians, nominees and fiduciaries for their reasonable expenses.

     The Company will pay all expenses of the proxy solicitation. The Company will not use specially engaged employees or other paid solicitors to conduct any proxy solicitation.

VOTING RIGHTS AND VOTES REQUIRED

     Holders of shares of the common stock of the Company at the close of business on July 29, 2002, the record date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting. On the record date, the Company had 9,778,680 shares of common stock outstanding.

     Each outstanding share of common stock on the record date is entitled to one vote on all matters presented at the Special Meeting. The presence, in person or by proxy, of holders of at least 4,889,341 shares of common stock will constitute a quorum for the transaction of business at the Special Meeting. No business, other than adjournment, can be conducted at the Special Meeting unless a quorum is present in person or by proxy.

     Abstentions will count as shares present in determining the presence of a quorum for a particular matter. Abstentions, however, will not count as votes cast in determining the approval of any matter by the stockholders. If a broker or other record holder or nominee indicates on a proxy that it does not have authority to vote certain shares on a particular matter or if a broker or other record holder or nominee does not return proxies for any shares, those shares will not count as either present for purposes of determining a quorum or as votes cast in determining the approval of any matter by the stockholders.

     Passage of the proposal to amend the Company's Certificate of Incorporation requires the approval of a majority of the votes cast by the stockholders of record on the record date and present at the Special Meeting, in person or by proxy.

VOTING OF PROXIES

     Shares of common stock represented by all properly executed proxies received prior to the Special Meeting will be voted in accordance with the choices specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares will be voted:

     - FOR the approval of the amendment of the Certificate of Incorporation.

     Management of the Company and the Board of Directors of the Company know of no matters to be brought before the Special Meeting other than as set forth in this Proxy Statement. If, however, any other matter is properly presented to the stockholders for action, it is the intention of the holders of the proxies to vote at their discretion on all matters on which the shares of common stock represented by proxies are entitled to vote.

REVOCABILITY OF PROXY

     A stockholder who signs and returns a proxy in the accompanying form may revoke it at any time before the authority granted by the proxy is exercised by delivering a written statement to the Secretary of the Company that the proxy is revoked.

STOCKHOLDER PROPOSALS

     Any stockholder who desires to present a proposal for consideration at the 2003 annual meeting of stockholders must submit the proposal in writing to the Company. If the proposal is received by the Company prior to the close of business on December 16, 2002, and otherwise meets the requirements of applicable state and federal law, the Company will include the proposal in the Proxy Statement and form of proxy relating to the 2003 annual meeting of stockholders. The Company may confer on the proxies for the 2003 annual meeting of stockholders discretionary authority to vote on any proposal if the Company does not receive notice of the proposal by March 1, 2003.

DISSENTERS' RIGHT OF APPRAISAL

     Delaware law does not provide for dissenters' rights of appraisal in connection with a change of name of a Delaware corporation. Accordingly, stockholders will not have appraisal rights with respect to the proposed change of the Company's name.

INTEREST OF CERTAIN PERSON IN MATTERS TO BE ACTED UPON

     No director, executive officer, associate of any director or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to change the name of the Company or in any action covered by the related resolutions adopted by the Board of Directors which is not shared by all other stockholders.

                           OWNERSHIP OF COMMON STOCK

BENEFICIAL OWNERS

     The table below sets forth, to the knowledge of the Company, the only beneficial owner, as of July 29, 2002, of more than 5% of the outstanding shares of common stock of the Company.

              NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED

             NAME AND ADDRESS OF                  AMOUNT AND NATURE OF
               BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP      PERCENT OF CLASS
             -------------------                  --------------------      ----------------
International Truck and Engine Corp. .........         4,264,000(1)               43.6%
4201 Winfield Road
Warrenville, Illinois 60555

---------------

(1) International Truck and Engine Corp. (formerly known as Navistar International Transportation Corp.) received these shares of common stock on December 31, 1996, pursuant to the terms of an asset purchase agreement, which provided for the acquisition by the Company of the Columbus Plastics operating unit of International Truck and Engine Corp. International Truck and Engine Corp. is a wholly owned subsidiary of Navistar International Corporation.

MANAGEMENT

     The table below sets forth, as of July 29, 2002, the number of shares of common stock beneficially owned by each director of the Company, by each executive officer, and by all of the foregoing directors and executive officers as a group. The information concerning the persons set forth below was furnished in part by each of those persons.

              NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED

                   NAME OF                        AMOUNT AND NATURE OF
               BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP      PERCENT OF CLASS
               ----------------                   --------------------      ----------------
Kevin L. Barnett..............................           55,000(1)                  *
Thomas R. Cellitti............................           24,000(2)                  *
James F. Crowley..............................           47,000(3)                  *
Ralph O. Hellmold.............................          126,000(4)                1.3%
Thomas M. Hough...............................           45,000(5)                  *
Stephen J. Klestinec..........................           42,785(6)                  *
Malcolm M. Prine..............................          158,011(7)                1.5%
James L. Simonton.............................          159,152(8)                1.6%
All directors and executive officers as a
  group (8 persons)...........................          656,948                   6.3%

---------------

* Less than 1 % of the outstanding shares of common stock.

(1) Includes: (i) 47,500 shares of common stock which Mr. Barnett has the right to acquire within 60 days through the exercise of stock options; (ii) 5,000 shares of common stock as to which Mr. Barnett shares voting and investment power with his wife; and (iii) 2,500 shares of common stock held by Mr. Barnett in the Core Materials Corporation Employee Stock Purchase Plan.

(2) Includes: (i) 14,000 shares of common stock which Mr. Cellitti has the right to acquire within 60 days through the exercise of stock options; and (ii) 10,000 shares of common stock as to which Mr. Cellitti has sole voting and investment power.

(3) Includes: (i) 28,000 shares of common stock which Mr. Crowley has the right to acquire within 60 days through the exercise of stock options; (ii) 18,000 shares of common stock as to which Mr. Crowley has sole voting and investment power; and (iii) 1,000 shares of common stock as to which Mr. Crowley shares voting and investment power with his wife.

(4) Includes: (i) 35,000 shares of common stock which Mr. Hellmold has the right to acquire within 60 days through the exercise of stock options; and (ii) 91,000 shares of common stock as to which Mr. Hellmold has sole voting and investment power.

(5) Includes: (i) 35,000 shares of common stock which Mr. Hough has the right to acquire within 60 days through the exercise of stock options; and (ii) 10,000 shares of common stock which are held in trust for the benefit of Mr. Hough's wife, who is trustee of the trust.

(6) Includes: (i) 28,500 shares of common stock which Mr. Klestinec has the right to acquire within 60 days through the exercise of stock options; and
    (ii) 10,000 shares of common stock as to which Mr. Klestinec has sole voting and investment power; and (iii) 4,285 shares of common stock held by Mr. Klestinec in the Core Materials Corporation Employee Stock Purchase Plan.

(7) Includes: (i) 91,000 shares of common stock which Mr. Prine has the right to acquire within 60 days through the exercise of stock options; (ii) 1,011 shares of common stock held by Mr. Prine's wife; (iii) 5,000 shares of common stock held by Mr. Prine's daughter; and (iv) 61,000 shares of common stock as to which Mr. Prine has sole voting and investment power.

(8) Includes: (i) 56,500 shares of common stock, which Mr. Simonton has the right to acquire within 60 days through the exercise of stock options; (ii) 100,000 shares of common stock as to which Mr. Simonton has sole voting and investment power; and (iii) 2,652 shares of common stock held by Mr. Simonton in the Core Materials Corporation Employee Stock Purchase Plan. Excludes 150,000 phantom stock units granted to Mr. Simonton on January 15, 2000, in connection with his initial employment pursuant to a Phantom Stock Agreement dated January 15, 2000, between the Company and Mr. Simonton.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the following persons to file initial statements of beneficial ownership on a Form 3 and changes of beneficial ownership on a Form 4 or Form 5 with the Securities and Exchange Commission and to provide the Company with a copy of those statements:

     - executive officers and directors of the Company; and

     - persons who beneficially own more than 10% of the issued and outstanding shares of common stock of the Company.

     The Company believes that its executive officers, directors and greater than 10% beneficial owners complied with all applicable section 16(a) filing requirements for the fiscal year ended December 31, 2001. The Company has based this belief solely on a review of the Section 16(a) statements furnished to it and written representations from its executive officers and directors.

                                   PROPOSAL 1
                            CHANGE OF CORPORATE NAME

     At the Special Meeting, stockholders will be asked to consider and vote upon a proposal to change the name of the Company from "Core Materials Corporation" to "Core Molding Technologies, Inc." by means of an amendment (the "Amendment") to the Company's Certificate of Incorporation.

     Article I of the Company's Certificate of Incorporation, before giving effect to the proposed Amendment reads as follows:

                                   ARTICLE I

                                      NAME

        The name of the Corporation is Core Materials Corporation

     Pursuant to the proposed Amendment, Article I of the Company's Certificate of Incorporation would be replaced with the following:

                                   ARTICLE I

                                      NAME

        The name of the Corporation is Core Molding Technologies, Inc.

     The Board of Directors has adopted resolutions that set forth the proposed Amendment, declare the advisability of the Amendment, and submit the Amendment to the stockholders for approval. The Board of Directors believes that changing the Company's corporate name will promote public recognition of the Company and more accurately reflect the Company's business focus.

     If the Amendment is approved by the requisite number of stockholders entitled to vote at the Special Meeting, the Amendment will become effective upon the filing of a Certificate of Amendment to the Company's Certificate of Incorporation with the Secretary of State of Delaware, which is expected to occur shortly after stockholder approval. A copy of the Certificate of Amendment is attached to this proxy statement as Exhibit A.

     The change of our corporate name will not affect the rights of any stockholder or the validity or transferability of stock certificates currently outstanding. Stockholders will not be required to surrender or exchange any of our stock certificates that they currently hold as a result of the name change for new stock certificates.

     YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

                                 OTHER MATTERS

     The management of the Company and the Board of Directors of the Company know of no matters to be brought before the Special Meeting other than as set forth above. If, however, any other matters are properly presented to the stockholders for action, it is the intention of the persons named in the proxy to vote at their discretion on all matters on which the shares of common stock represented by such proxies are entitled to vote.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Malcolm M. Prine
                                          Chairman of the Board

Dated: August 6, 2002

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                           CORE MATERIALS CORPORATION

                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware

     Core Materials Corporation (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "DGCL"), hereby certifies as follows:

     FIRST: That at a meeting of the Board of Directors of the Corporation on July 19, 2002, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that Article I of the Certificate of Incorporation shall be amended to read as follows:

                                   ARTICLE I

                                      NAME

           The name of the Corporation is Core Molding Technologies, Inc.

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That the foregoing amendment of the Certificate of Incorporation was duly adopted pursuant to the applicable provisions of Sections 228 and 242 of the DGCL.

     IN WITNESS WHEREOF, the undersigned, being the duly authorized Secretary of the Corporation, for the purpose of amending the Certificate of Incorporation of the Corporation pursuant to Section 242 of the General Corporation Law of the
State of Delaware, does make and file this Certificate this      day of August,
2002.

                                          CORE MATERIALS CORPORATION

                                          By:
                                            ------------------------------------
                                            Kevin L. Barnett, Secretary

                                    P R O X Y
                           CORE MATERIALS CORPORATION

             THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS
                      FOR A SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 28, 2002


         The undersigned stockholder appoints James L. Simonton and Kevin L. Barnett as proxies, with full power of substitution, to vote the shares of common stock of Core Materials Corporation (the "Company") that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at the Company's corporate headquarters, 800 Manor Park Drive, Columbus, Ohio 43228, on August 28, 2002, at 9:00 a.m., Eastern Standard time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Special Meeting of Stockholders and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxies are instructed to vote as follows:



         THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSAL 1 INDICATED ON THIS CARD.


         (1) To change the name of the Company from "Core Materials Corporation" to "Core Molding Technologies, Inc." by means of an amendment to the Company's Certificate of Incorporation.

                  [  ] FOR          [  ] AGAINST              [  ] ABSTAIN

         (2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or adjournments thereof. The Board of Directors is not aware of any other matters to be presented at the meeting for approval by the stockholders.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY TO AMERICAN STOCK TRANSFER & TRUST COMPANY, 59 MAIDEN LANE, NEW YORK, NEW YORK 10038, IN THE SELF-ADDRESSED ENVELOPE PROVIDED.


DATED:                  , 2002
      ------------------              ------------------------------------------
                                      Signature

                                      ------------------------------------------
                                      Signature (if held jointly)

                                      ------------------------------------------
                                      Print Names


                                             (Please sign exactly as your name
                                             appears hereon. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             your full title. If shares are
                                             jointly held, each holder must
                                             sign. If a corporation, please sign
                                             in full corporate name by President
                                             or other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person).